LEGG MASON VALUE TRUST, INC. PRIMARY SHARES
                  -------------------------------------------

March 31, 1997 - March 31, 1998 (one year)
-------------------------------
 Cumulative Total Return
 -----------------------

   ERV  = (50.09 x 4.027976) - (34.11 x 3.807724) x 1000 + 1000 = 1553.42
          ---------------------------------------
                     (34.11 x 3.807724)

   P    = 1000

   C    = 1553.42  - 1 = .553426 = 55.34%
          -------                  -----
           1000

Average Annual Return:  Same
---------------------

March 31, 1993 - March 31, 1998 (five years)
-------------------------------
 Cumulative Total Return
 -----------------------

   ERV  = (50.09 x 4.027976) - (17.81 x 3.312929) x 1000 + 1000 = 3419.49
          ---------------------------------------
                     (17.81 x 3.312929)

   P    = 1000

   C    = 3419.49 - 1 = 2.419494 = 241.95%
          -------                  ------
           1000

   Average Annual Return:
   ---------------------

                 1/5
   (2.419494 + 1)    - 1 = 27.88%
                           -----

March 31, 1987 - March 31, 1997 (ten years)
-------------------------------
 Cumulative Total Return:
 -----------------------

   ERV = (50.09 x 4.027976) - (12.14 x 2.860736) x 1000 + 1000 = 5809.53
         ---------------------------------------
                    (12.14 x 2.860736)

   P   = 1000

   C   = 5809.53 - 1 = 4.809535 = 480.95%
         -------                  ------
          1000

   Average Annual Return:
   ---------------------

                 1/10
   (4.809535 + 1)     - 1 = 19.24%
                            -----

                          LEGG MASON VALUE TRUST, INC.
                          ----------------------------
                             NAVIGATOR VALUE TRUST
                             ---------------------

March 31, 1997 - March 31, 1998 (one year)
-------------------------------
 Cumulative Total Return
 -----------------------

   ERV  = (50.56 x .649902) - (34.30 x .610563) x 1000 + 1000 = 1569.02
          -------------------------------------
                    (34.30 x .610563)

   P    = 1000

   C    = 1569.02 - 1 = .569026 = 56.90%
          -------                 -----
           1000

Average Annual Return:  Same
---------------------

December 1, 1994 - March 31, 1998 (life of class)
---------------------------------
 Cumulative Total Return
 -----------------------

   ERV  = (50.56 x .649902) - (18.76 x .533049) x 1000 + 1000 = 3285.90
          -------------------------------------
                     (18.76 x .533049)

   P    = 1000

   C    = 3285.90 - 1 = 2.285904 = 228.59%
          -------                  ------
           1000

Average Annual Return:
---------------------

                 1/3.334246
   (2.285904 + 1)           - 1 = 42.87%
                                  -----